UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22077

Prospector Funds, Inc.
(Exact name of registrant as specified in charter)

370 Church St., Guilford, CT 06437
(Address of principal executive offices) (Zip code)

Prospector Partners Asset Management, LLC, 370 Church St., Guilford, CT 06437
(Name and address of agent for service)

(203) 458-1500
Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2022

Date of reporting period:  June 30, 2022

Item 1. Report to Stockholders.

(a)

Prospector Capital Appreciation Fund
Prospector Opportunity Fund

Semi-Annual Report

www.prospectorfunds.com	June 30, 2022

PROSPECTOR FUNDS, INC.

August 16, 2022

Dear Shareholders of the Prospector Capital Appreciation Fund and Prospector Opportunity Fund,

We find ourselves questioning the maxim, “Good things come to those who wait.” After waiting years for interest rates to rise, thereby ushering in a value stock renaissance, “Be careful what you wish for.” is perhaps a more appropriate sentiment. Indeed, while interest rates ascended significantly during the first half of the year and value stocks outperformed, this came in the midst of a stock market selloff, which saw the benchmark S&P 500 enter bear-market territory. The 10-year Treasury yield, which ended 2021 at 1.51%, rose to a peak of 3.48% in June as inflation blew past expectations. Perhaps most concerning, food and energy prices continued to march higher, pinching consumers’ pocketbooks and causing increased fears of a pullback and resulting recession. Meanwhile, the Federal Reserve remains in a predicament, aggressively raising interest rates, while attempting not to cause too drastic a slowdown in the economy. At the same time, they are surely taking note of many key commodities rolling over. For example, as of July 15th, oil is 25% off 2022 highs, lumber 56%, wheat 43%, corn 27%, copper 37%, etc. While these decreases have yet to work their way into lower prices for consumers, eventually they should, and the Fed risks being overly hawkish and sending the economy into a severe downturn.

Meanwhile, the U.S. may already be in a recession. Real GDP declined 1.6% in the first quarter, consumer confidence is plunging as gas prices hit record highs, and retail sales fell 0.3% in May for the first time this year, falling short of consensus expectations for +0.1%. Recession or not, it is likely semantics – the economy is slowing. However, much as we were of the opinion last year that the stock market and Federal Reserve were underestimating prospects for inflation, we believe many of the draconian scenarios being discussed are likely overshooting the mark. Many believe that in order to tame inflation the Fed will need to continue aggressively hiking rates in 50 to 75 basis point increments for the next several meetings, thus sending the economy into a severe recession. By way of reference, estimates in mid-June had the Fed Funds Rate reaching a high of 3.75% by April, 2023 (compared to 1.58% at the time), which we believed to be overly aggressive, as the already-slowing economy is doing some of the Fed’s work for it. Notably, current expectations have been reduced to a high of 3.30%. As mentioned above, many commodities are well off peak levels, and gas prices have started to decrease. Additionally, supply chains are beginning to normalize, which will alleviate some of the resultant cost pressures. Notably, inflation expectations have also come in recently, as can be seen by the 5-year TIPS breakeven chart below.

PROSPECTOR FUNDS, INC.

In our estimation, the Fed will be less aggressive than current forecasts would indicate, and while we may experience a moderate recession, many stocks are already discounting that (or worse). As discussed further below, we see attractive opportunities in several cyclical areas, including (but not limited to) certain restaurants and banks.

Opportunity in Banks

We believe the bank sector offers an asymmetric risk-reward opportunity. Despite taking the Funds’ sector exposure lower after strong price performance in 2021, we nonetheless remain overweight. Bank valuations today are attractive, currently in the bottom decile on forward price-to-earnings and bottom quartile on price-to-tangible-book-value. It is worth noting that forward estimates reflect a normalization of credit quality toward pre-COVID levels. At this point, investors are discounting a moderate recession in valuations, and investor sentiment is unsurprisingly poor. Given banks are dependent on consumer and business credit quality, on the surface it is understandable why investors have flocked from the sector. However, we are significantly more constructive on fundamentals.

Post the Great Financial Crisis, balance sheets have drastically improved which offers significant downside protection in the event that a recession takes place. Loan underwriting standards are very strong relative to long-term history, securities portfolios carry minimal risk, lenders are awash in liquidity, and banks maintain excess regulatory capital. While the introduction of Dodd-Frank and other regulatory burdens following the Financial Crisis have been a headache for banks, they have undoubtedly strengthened risk controls and oversight. It is also worth noting that while investors believe a major deterioration in credit quality is around the corner, credit quality and delinquency trends remain quite good.

Additionally, investors are overlooking the upside case for owning banks via earnings leverage to higher short and long-term interest rates. This can alternatively be viewed as an embedded hedge against the persistence of above-

PROSPECTOR FUNDS, INC.

trend inflation. The loan growth outlook also remains strong for the sector, and many banks we regularly meet with cite record loan pipelines. Compared to other sectors, banks remain shareholder friendly when it comes to capital return policies with regular stock buyback programs and attractive dividend yields. We also expect the bank consolidation trend to continue with multiple names in both the Opportunity Fund and Capital Appreciation Fund as potential beneficiaries. In summary, we like owning banks at heavily discounted valuations with an embedded call option on higher rates and a less than severe economic downturn.

Texas Roadhouse

Restaurants are another cyclical area in which we see opportunity. As many have witnessed, restaurants were severely impacted by the pandemic-induced lockdowns of the past few years, with full service restaurants the most severely affected given their reliance on in-person dining. To help withstand the difficult environment, restaurants leaned into off-premise sales channels such as curbside and 3rd party delivery, menus were simplified to reduce food waste, and companies found more efficient ways to staff restaurants and run corporate operations. Eventually, COVID-19 vaccines were administered to the population, and legislators began easing the restrictions on in-person dining. Many restaurant stocks reached all-time highs as investors extrapolated the new, leaner, cost structures of these companies onto a sales environment of pent-up demand and looser restrictions. However, that optimism would prove to be short lived.

Over the past 18 months, restaurants have faced a variety of issues which negatively impacted company fundamentals, investor sentiment, and ultimately, stock prices. Staffing has been a challenge, with companies struggling to recruit and train employees in a tight labor market, especially as various waves of COVID drove increased absenteeism and reductions in the workforce. Restaurants were forced to either increase their wages or fail to service demand. Company margins were further pressured by increasingly elevated food procurement costs. Combined, these cost buckets have a major impact on overall restaurant profitability, with food & beverage plus labor costs typically accounting for 60% of a restaurant’s revenue. As a result of these pressures, the prospect of ever-expanding margins was deemed too optimistic and investors reduced their outlook for the restaurant industry’s prospective earnings power.

Fast forward to mid-year 2022, and investor concern has shifted from margins to consumer demand. Cost inflation across a wide range of essential products and services has led to declining consumer sentiment and a lower level of discretionary funds available. Additionally, the Federal Reserve is tightening financial conditions to slow economic activity and fight inflation. Slowing economic activity and more cautious consumer spending habits are not typically favorable for discretionary activities like dining out. Given this backdrop, restaurant stocks have sold off considerably. Earnings estimates for the broader S&P 1500 Restaurants index have fallen >7% this year to reflect cost inflation across both food and labor, and a weakening demand environment. The index price is down 21% year to date through June 30, as the broader market environment has reduced the multiples investors are willing to pay for a given level of earnings.

Our preference for “quality” or strong businesses with best-in-class management teams is only heightened during times of volatility or economic stress. With earnings estimates for the group revised lower and investor sentiment largely negative, we saw an opportunity in late June to increase our exposure by initiating a position in Texas Roadhouse (TXRH) in both Funds. Texas Roadhouse is a chain of over 670 steakhouses offering hand-cut steaks and other barbeque-oriented food at a moderate price, in a fun, family-friendly atmosphere. While TXRH is not immune to the challenges facing the industry, we believe the company’s top-tier margin profile, pristine balance sheet, long-term oriented corporate culture, and track record of industry outperformance positions TXRH

PROSPECTOR FUNDS, INC.

favorably for the long term. Management has outlined various levers at their disposal to mitigate the various headwinds facing their business. The company currently offers an average check that is several dollars cheaper than their closest competitors, leaving room to increase prices as needed, while also implementing new digital technologies that should improve hourly labor efficiency across their restaurants. In the event of a more benign operating backdrop, we believe the company has the opportunity to capitalize on a long unit growth runway while still generating significant sums of free cash flow. To summarize, TXRH is a best-in-class restaurant operator and the current market environment presented us with an opportunity to invest with a favorable risk-to-reward profile.

Prospector Opportunity Fund Highlights

The Prospector Opportunity Fund decreased 11.82% during the first half of 2022. This compared to a 21.57% decrease for the Russell Midcap and a 23.43% decline for the Russell 2000. The two biggest drivers of outperformance were your investments in the financial services and healthcare sectors, which both materially outperformed the benchmarks. While healthcare outperformance was led by strong gains in both Merck and Cigna shares, financial services was driven by our property-casualty holdings, including Alleghany Corp. (Y), W.R. Berkley (WRB), and White Mountains Insurance Company (WTM - discussed further below).

In March, Alleghany (the Opportunity Fund’s top contributor during the period) agreed to be acquired by Berkshire Hathaway for a 29% premium to Alleghany’s average stock price over the previous 30 days. Part of our thesis for owning Alleghany was its being undervalued on a sum-of-the-parts / private market value basis, and we’re happy to see that value recognized. The company owns a variety of businesses, but insurance and reinsurance are the largest contributors to aggregate results. Fundamentals for re/insurance started improving in 2019 and we were confident that earnings in 2021-2022 would be much improved. Investor concerns regarding aggregate industry exposure to COVID insurance claims yielded an attractive opportunity in the stock. We knew their businesses well, having followed developments for years, and valued the segments on a sum-of-the-parts analysis, including private market values for comparable re/insurance enterprises sold in recent years. We concluded that shares of Y were selling well below our derived intrinsic value and invested accordingly.

We view two of your Fund’s largest purchases in the first half of 2022 similarly to Alleghany – White Mountains Insurance Group (WTM) and Fairfax Financial (FFH-TSE). White Mountains has always been a buyer and seller of businesses. In 2018, WTM acquired NSM, a specialty insurance program administrator, and in 2020, announced a material investment in Ark Insurance Holdings. The timing of these acquisitions looks excellent through today’s lens. Insurance industry pricing power returned in 2019, and much value has been created in the sector since that time. We performed a similar sum-of-the-parts analysis on WTM as we did Y, including private market values for comparable re/insurance enterprises sold in recent years. We estimated that NSM & Ark represent more than 50% of White Mountains’ intrinsic value, despite only representing ~37% of the stated GAAP equity and ~14% of tangible equity.

Fairfax has been referred to as the “Berkshire Hathaway of Canada” from time to time. The company owns many sizeable reinsurance and insurance enterprises, as well as a diverse mix of non-insurance businesses, either via 100% ownership, or partial ownership via common stock holdings. We have followed developments at the company for many years and find the current positioning to be quite favorable for the environment of today. With the Federal Reserve aggressively raising interest rates, we note the sizeable cash and short term investment balances of FFH, which equated to ~44% of invested assets and >2x tangible common equity. As we have shared with our thoughts on Alleghany, much value has been created in the re/insurance sector in recent years, and by our estimation, the current share price of FFH does not accurately reflect the private market values of its insurance subsidiaries.

PROSPECTOR FUNDS, INC.

Interestingly, in December of 2021, FFH sold 10% of one of its subsidiaries, Odyssey Re, for $900M, implying a $9 billion valuation for that subsidiary. For point of reference, Odyssey accounts for less than half of FFH’s tangible equity, and the aggregate market capitalization of FFH is $13 billion. With a view that FFH is significantly undervalued, we initiated a position in FFH during the first half.

Prospector Capital Appreciation Fund Highlights

The Prospector Capital Appreciation Fund declined 8.94% during the first six months of 2022. This compared to a decrease of 19.96% in the benchmark S&P 500. While a rotation to value stocks helped your portfolio outperform the benchmark in most sectors, the largest area of outperformance came from financial services, where two of the Fund’s largest investments entered into agreements to be acquired at large premiums. These included the aforementioned Alleghany Corp., as well as your portfolio’s top contributor for the period, First Horizon Corp. (FHN).

At the end of February, FHN received an all-cash bid from Toronto-Dominion Bank. The purchase price totaled $13.4 billion, or a +37% purchase price premium. By way of background, our investment in Tennessee-based First Horizon originated in August of 2020. In our view, the bank was well positioned for the COVID environment. Their large mortgage bank and fixed income trading business greatly benefited from the zero-interest rate environment and exhibited counter-cyclical attributes. Also appealing were EPS tailwinds in the form of cost and revenue synergies resulting from First Horizon’s merger with Iberia Bank (completed in early 2020). Additionally, there was downside protection in the form of a large credit mark on Iberia’s acquired loan book. As the pandemic progressed, First Horizon’s balance sheet became increasingly asset sensitive, resulting in an embedded “call option” on higher rates.

We especially liked the geographic footprint of First Horizon which has a large presence in the attractive markets of Tennessee, the Carolinas, Florida, Georgia, and Texas. We view these markets positively given the presence of pro-business policies and strong in-migration trends fueled by the relative cost of living, job growth, quality of life, and warm weather. Our theory is this should translate into above trend loan growth and be supportive to credit quality in the face of higher rates. As a result, we view the South as an attractive market for M&A, and pegged First Horizon as a long-term M&A candidate. Management teams are confirming our rationale, as the attractiveness of the Southeast is a key reason why Toronto-Dominion is acquiring First Horizon. PNC also cited the attractiveness of the South with their $11.6 billion acquisition of BBVA USA.

While the potential to be acquired is never the sole reason we own a stock, in your portfolio, there are other banks which we view as highly attractive M&A targets. These include Florida-based SouthState Corporation (SSB – the Fund’s second largest purchase during the period), Georgia-based Synovus Financial Corp (SNV), and Comerica Incorporated (CMA) which has a large presence in Texas and growing franchises in Florida, Arizona, and North Carolina. We expect the trend of bank consolidation to continue across the United States, with a particular emphasis in the South as supported by the commentary of large potential acquirers. Your portfolio remains in a good position to benefit from this continued trend of consolidation, which is an important catalyst to realizing value.

While two of the Fund’s most significant purchases were the aforementioned White Mountains and Fairfax Financial (discussed in POPFX highlights), the largest purchase for PCAFX during the first six months of 2022 was a new position in the May, 2025 2.75% convertible of Zillow Group, the real estate marketplace. Zillow stock had come under extreme pressure given questions over the direction of the real estate market as well as management credibility issues after the company announced in November they were discontinuing and unwinding their ill-fated foray into buying and “flipping” homes. This announcement, along with the admission that they purchased many homes for above where the company expected to be able to sell them caused a very negative investor reaction.

PROSPECTOR FUNDS, INC.

Given the robust cash flow profile of Zillow’s underlying business, we watched with great interest as events unfolded and the stock continued to come under pressure. With the announcement of 1Q22 results, the company reported they were able to sell their entire portfolio of homes, which bolstered and already-strong balance sheet. Subsequent to the sales, Zillow sits with a net cash position of $2 billion, is buying back a significant amount of shares, and trades near a 10% free-cash flow yield. With the converts trading at a modest premium to par at time of purchase and Zillow stock attractively valued, we see the security as an attractive way to participate in upside should the housing market be more favorable than feared, while having solid downside protection.

Outlook

Equity and bond market declines have been pronounced, and we are only half way through 2022. The Federal Reserve has started its aggressive campaign to lower inflation, and equity and bond markets are likely to remain volatile until investors can adequately discount the degree and duration of interest rate increases. The U.S. and rest of the world continue to manage the impacts of high inflation, Russia’s invasion of Ukraine, and China’s “zero-COVID” policy. In our assessment, markets reflect a reasonably high probability of recession.

Employment remains a bright spot in this economy. Supply/demand imbalances in the labor market bode well for the health of the consumer given full employment and the prospect for further wage gains, which partially mitigates the impact of inflation on the consumer. While there are rising concerns regarding affordability, the housing market should be buttressed by a shortage of affordable housing after over a decade of underinvestment post the Financial Crisis. Lower-income consumers have been most impacted by the current inflationary environment, but consumer balance sheets remain generally healthy for the majority of Americans. COVID mortality has improved and related pent-up demand is impacting many areas of the economy. These are reasons to believe a recession could be less significant than the previous two recessionary periods.

Following years of lower interest rates helping to drive ever-higher growth-stock valuations, we feel value investing is ripe for a period of outperformance. Further, given the recent market correction, we are finding opportunities to invest in quality businesses with solid balance sheets and cash flows, whose share prices have detached from our assessment of the fundamentals. The bargains inherent in your portfolio should attract acquirers and other investors over time.

Thank you for entrusting us with your money.

Respectfully submitted,

Kevin R. O’Brien	Jason A. Kish	Steven R. Labbe

Performance data quoted represents past performance; past performance does not guarantee future results.

This report must be preceded or accompanied by a prospectus.

Opinions expressed are those of the Funds and are subject to change, are not guaranteed, and should not be considered a recommendation to buy or sell any security.

Mutual fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. The Funds invest in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. The Funds invest in smaller and mid-cap

PROSPECTOR FUNDS, INC.

companies, which involve additional risks such as limited liquidity and greater volatility. The Funds may hold restricted securities purchased through private placements. Such securities can be difficult to sell without experiencing delays or additional costs. Derivatives involve risks different from, and in certain cases, greater than the risks presented by more traditional investments. These risks are fully disclosed in the prospectus.

Growth and value investing each have unique risks and potential for rewards. Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales.

Free Cash Flow (FCF) is revenue less operating expenses including interest expenses and maintenance capital spending. It is the discretionary cash that a company has after all expenses and is available for purposes such as dividend payments, investing back into the business or share repurchases. Free Cash Flow Yield is an overall return evaluation ratio on a stock that standardizes the free cash flow per share that a company expects to earn against its market price per share.

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. The Russell 2000 Index is an unmanaged small-cap index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell MidCap Index is an unmanaged mid-cap index that measures the performance of the 800 smallest companies in the Russell 1000 Index. You cannot invest directly in an index.

Fund holdings and/or security allocations are subject to change at any time and are not recommendations to buy or sell any security. Please see the Schedule of Investments section in this report for a full listing of the Fund’s holdings. Prospector Funds, Inc. are distributed by Quasar Distributors, LLC.

PROSPECTOR FUNDS, INC.

Capital Appreciation Fund

The chart assumes an initial investment of $10,000.  Performance reflects waivers of fee and operating expenses in effect.  In the absence of such waivers, total return would be reduced.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.  Performance assumes the reinvestment of capital gains and income distributions.  The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Rates of Return (%) – As of June 30, 2022

	One Year	Three Year	Five Year	Ten Year	Since Inception(1)
Capital Appreciation Fund	-1.17%	7.87%	8.67%	8.82%	6.39%
S&P 500 Index(2)	-10.62%	10.60%	11.31%	12.96%	8.52%
Russell 3000 Value Index(3)	-7.46%	6.82%	7.01%	10.39%	6.18%

(1)	September 28, 2007
(2)
The Standard & Poor’s 500 Index (S&P 500) is an unmanaged, capitalization-weighted index generally representative of the U.S. market for large capitalization stocks. This Index cannot be invested in directly.

(3)
The Russell 3000 Value Index is a market-capitalization weighted index based on the Russell 3000 Index, which measures how U.S. stocks in the equity value segment perform by including only value stocks.

PROSPECTOR FUNDS, INC.

Opportunity Fund

The chart assumes an initial investment of $10,000.  Performance reflects waivers of fee and operating expenses in effect.  In the absence of such waivers, total return would be reduced.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.  Performance assumes the reinvestment of capital gains and income distributions.  The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Rates of Return (%) – As of June 30, 2022

	One Year	Three Year	Five Year	Ten Year	Since Inception(1)
Opportunity Fund	-6.08%	6.41%	8.18%	10.64%	8.79%
Russell 2000 Index(2)	-25.20%	4.21%	5.17%	9.35%	6.59%
Russell Midcap Index(3)	-17.30%	6.59%	7.96%	11.29%	7.91%

(1)	September 28, 2007
(2)	An unmanaged small-cap index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index. This index cannot be invested in directly.
(3)	An unmanaged mid-cap index that measures the performance of the 800 smallest companies in the Russell 1000 Index. This index cannot be invested in directly.

PROSPECTOR FUNDS, INC.

Expense Example (Unaudited)
June 30, 2022

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include but are not limited to, redemption fees, wire transfer fees, maintenance fee (IRA accounts), and exchange fees; and (2) ongoing costs, including investment advisory fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2022 – June 30, 2022).

ACTUAL EXPENSES
The first line of the table below provides information about actual account values and actual expenses. Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. The example below includes, but is not limited to, investment advisory fees, shareholder servicing fees and other Fund expenses. However, the example below does not include portfolio trading commissions and related expenses, interest expense and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
	Beginning Account	Ending Account	During Period(1)
	Value (01/01/22)	Value (06/30/22)	(01/01/22 to 06/30/22)
Capital Appreciation Actual(2)	$1,000.00	$ 910.60	$5.92
Capital Appreciation Hypothetical
(5% return before expenses)	1,000.00	1,018.60	6.26

Opportunity Actual(2)	1,000.00	881.80	5.83
Opportunity Hypothetical
(5% return before expenses)	1,000.00	1,018.60	6.26

(1)
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 1.25% and 1.25% for Capital Appreciation Fund and Opportunity Fund, respectively, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

(2)	Based on the actual returns for the six-month period ended June 30, 2022 of -8.94% and -11.82% for Capital Appreciation Fund and Opportunity Fund, respectively.

PROSPECTOR FUNDS, INC.

Sector Allocation (% of net assets) (Unaudited)
as of June 30, 2022(1)(2)

Capital Appreciation Fund

Top 10 Holdings (% of net assets) (Unaudited)
as of June 30, 2022(1)(3)

Capital Appreciation Fund

Merck & Co.	3.4%
Brown & Brown	2.9%
Eaton	2.8%
BioMarin Pharmaceutical, 0.599%, 08/01/2024	2.7%
Vishay Intertechnology, 2.250%, 06/15/2025	2.7%
Kaman, 3.250%, 05/01/2024	2.6%
Globe Life	2.5%
Liberty Media, 2.125%, 03/31/2048	2.3%
Arthur J. Gallagher & Co.	2.2%
Hess	2.1%

(1)	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.
(2)	Sector allocation includes all investment types.
(3)	First American Treasury Obligations Fund excluded from top 10 holdings.

PROSPECTOR FUNDS, INC.

Sector Allocation (% of net assets) (Unaudited)
as of June 30, 2022(1)(2)

Opportunity Fund

Top 10 Holdings (% of net assets) (Unaudited)
as of June 30, 2022(1)(3)

Opportunity Fund

Littelfuse	3.3%
Curtiss-Wright	3.2%
Globe Life	2.8%
Federated Hermes, Class B	2.7%
Brown & Brown	2.5%
Sensata Technologies Holding	2.2%
Arthur J. Gallagher & Co.	2.2%
Pioneer Natural Resources	2.2%
Darden Restaurants	2.1%
Bank of N.T. Butterfield & Son	2.1%

(1)	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.
(2)	Sector allocation includes all investment types.
(3)	First American Treasury Obligations Fund excluded from top 10 holdings.

PROSPECTOR FUNDS, INC.

Schedule of Investments (Unaudited)
June 30, 2022

Capital Appreciation Fund

Description	Shares	Value

COMMON STOCKS – 73.7%

Banks – 8.1%
Comerica	3,550	$260,499
First Bancorp	24,900	321,459
KeyCorp	17,700	304,971
Pinnacle Financial Partners	1,850	133,773
SouthState	5,200	401,180
Synovus Financial	10,850	391,143
US Bancorp	7,000	322,140
		2,135,165

Consumer Discretionary – 2.1%
Darden Restaurants	2,900	328,048
Expedia Group*	1,100	104,313
Texas Roadhouse	1,800	131,760
		564,121

Consumer Staples – 7.3%
Church & Dwight	2,550	236,283
Colgate-Palmolive	4,550	364,637
Hostess Brands*	18,350	389,203
Mondelez International, Class A	7,190	446,427
Nestle	2,260	263,819
Walgreens Boots Alliance	5,780	219,062
		1,919,431

Diversified Financial Services – 3.4%
Berkshire Hathaway, Class B*	1,570	428,641
Federated Hermes, Class B	14,300	454,597
		883,238

Energy – 4.2%
Hess	5,270	558,304
Pioneer Natural Resources	2,425	540,969
		1,099,273

Healthcare – 9.6%
Abbott Laboratories	1,785	193,940
AstraZeneca – ADR	4,410	291,369
Johnson & Johnson	1,750	310,642
Merck & Co.	9,650	879,791
NuVasive*	5,500	270,380

See Notes to the Financial Statements

PROSPECTOR FUNDS, INC.

Schedule of Investments (Unaudited) – Continued
June 30, 2022

Capital Appreciation Fund

Description	Shares	Value

COMMON STOCKS – 73.7% (Continued)

Healthcare – 9.6% (Continued)
Pfizer	8,000	$419,440
ZimVie*	8,900	142,489
		2,508,051

Industrials – 7.9%
Curtiss-Wright	3,000	396,180
Eaton	5,820	733,262
Pentair	4,750	217,408
Raytheon Technologies	4,150	398,856
Sensata Technologies Holding	7,850	324,284
		2,069,990

Information Technology – 5.8%
FARO Technologies*	9,050	279,011
Leidos Holdings	3,500	352,485
Microsoft	1,100	282,513
Oracle	5,230	365,420
Paychex	2,150	244,821
		1,524,250

Insurance Brokers – 5.0%
Arthur J. Gallagher & Co.	3,500	570,640
Brown & Brown	12,930	754,336
		1,324,976

Life & Health Insurance – 4.5%
Globe Life	6,840	666,695
Voya Financial	8,750	520,887
		1,187,582

Materials – 4.1%
Agnico Eagle Mines	5,450	249,392
Air Products & Chemicals	600	144,288
Axalta Coating Systems*	22,500	497,475
Louisiana-Pacific	3,320	174,001
		1,065,156

Property & Casualty Insurance – 5.7%
Fairfax Financial Holdings	770	407,404
First American Financial	4,475	236,817
Kemper	5,000	239,500

See Notes to the Financial Statements

PROSPECTOR FUNDS, INC.

Schedule of Investments (Unaudited) – Continued
June 30, 2022

Capital Appreciation Fund

Description	Shares	Value

COMMON STOCKS – 73.7% (Continued)

Property & Casualty Insurance – 5.7% (Continued)
W.R. Berkley	4,000	$273,040
White Mountains Insurance Group	273	340,194
		1,496,955

Real Estate – 2.2%
Four Corners Property Trust	11,848	315,038
Howard Hughes*	3,890	264,715
		579,753

Reinsurance – 3.8%
Everest Re Group	1,550	434,434
RenaissanceRe Holdings	3,549	554,957
		989,391
Total Common Stocks
(Cost $15,031,423)		19,347,332

	Par
CONVERTIBLE BONDS – 20.3%

Communication Services – 2.3%
Liberty Media
2.125%, 03/31/2048 (a)	$636,300	611,484

Healthcare – 5.3%
BioMarin Pharmaceutical
0.599%, 08/01/2024	723,000	715,770
Ligand Pharmaceuticals
0.750%, 05/15/2023	297,000	284,378
NuVasive
0.375%, 03/15/2025	445,000	395,772
		1,395,920

Industrials – 3.4%
Chart Industries
1.000%, 11/15/2024 (a)	72,000	206,820
Kaman
3.250%, 05/01/2024	724,000	676,940
		883,760

See Notes to the Financial Statements

PROSPECTOR FUNDS, INC.

Schedule of Investments (Unaudited) – Continued
June 30, 2022

Capital Appreciation Fund

Description	Par	Value

CONVERTIBLE BONDS – 20.3% (Continued)

Information Technology – 7.4%
Akamai Technologies
0.125%, 05/01/2025	$435,000	$476,107
0.375%, 09/01/2027	218,000	216,583
Palo Alto Networks
0.750%, 07/01/2023	297,000	552,096
Vishay Intertechnology
2.250%, 06/15/2025	742,000	702,155
		1,946,941

Real Estate – 1.9%
Zillow Group
2.750%, 05/15/2025	521,000	490,782
Total Convertible Bonds
(Cost $5,235,410)		5,328,887

	Shares

EXCHANGE TRADED FUND – 1.1%
Aberdeen Standard Physical Platinum Shares Fund*
(Cost $300,609)	3,400	282,540

SHORT-TERM INVESTMENT – 5.0%
First American Treasury Obligations Fund, Class X, 1.324%^
(Cost $1,309,115)	1,309,115	1,309,115
Total Investments – 100.1%
(Cost $21,876,557)		26,267,874
Other Assets and Liabilities, Net – (0.1)%		(26,793)
Total Net Assets – 100.0%		$26,241,081

*	Non-income producing security
(a)
Security purchased within the terms of a private placement memorandum, except from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers.”  As of June 30, 2022, the value of these investments were $818,304 or 3.1% of total net assets.

^	The rate shown is the seven-day yield effective June 30, 2022.
ADR – American Depositary Receipt

The industry classifications included in the Schedule of Investments are in accordance with the Global Industry Classification Standard (GICS®) was developed by and/or are the exclusive property of MSCI, Inc. (MSCI) and Standard & Poor Financial Services LLC (S&P).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

See Notes to the Financial Statements

PROSPECTOR FUNDS, INC.

Schedule of Investments (Unaudited)
June 30, 2022

Opportunity Fund

Description	Shares	Value

COMMON STOCKS – 93.2%

Banks – 15.2%
Allegiance Bancshares	3,600	$135,936
Bank of N.T. Butterfield & Son	136,050	4,243,400
CBTX	79,353	2,109,996
Citigroup	38,270	1,760,037
Comerica	31,050	2,278,449
First Bancorp	247,800	3,199,098
HarborOne Bancorp	160,044	2,207,007
KeyCorp	227,800	3,924,994
Origin Bancorp	71,100	2,758,680
Pinnacle Financial Partners, Inc.	14,350	1,037,648
QCR Holdings	70,900	3,827,891
SouthState	28,500	2,198,775
Synovus Financial	38,800	1,398,740
		31,080,651

Consumer Discretionary – 6.2%
Darden Restaurants	37,950	4,292,904
eBay	56,100	2,337,687
Expedia Group*	9,650	915,109
Home Depot	6,050	1,659,334
Noodles & Company*	527,562	2,479,541
Texas Roadhouse, Inc.	13,800	1,010,160
		12,694,735

Consumer Staples – 5.7%
Carlsberg A/S, Class B	16,750	2,133,412
Church & Dwight	30,850	2,858,561
Hostess Brands*	155,300	3,293,913
Mondelez International, Class A	53,450	3,318,711
		11,604,597

Diversified Financial Services – 7.1%
A-Mark Precious Metals	41,658	1,343,470
CBOE Global Markets	21,800	2,467,542
Diamond Hill Investment Group	8,500	1,475,940
Federated Hermes, Class B	175,950	5,593,451
Invesco	60,100	969,413
State Street	42,680	2,631,222
		14,481,038

See Notes to the Financial Statements

PROSPECTOR FUNDS, INC.

Schedule of Investments (Unaudited) – Continued
June 30, 2022

Opportunity Fund

Description	Shares	Value

COMMON STOCKS – 93.2% (Continued)

Energy – 5.8%
Devon Energy	40,150	$2,212,667
Hess	13,700	1,451,378
Pioneer Natural Resources	19,877	4,434,161
Schlumberger	34,300	1,226,568
Suncor Energy	73,100	2,563,617
		11,888,391

Healthcare – 9.2%
Cigna	9,400	2,477,088
Henry Schein*	24,350	1,868,619
Johnson & Johnson	13,350	2,369,758
Medtronic	43,350	3,890,663
Merck & Co.	45,048	4,107,026
NuVasive*	55,900	2,748,044
ZimVie*	85,250	1,364,853
		18,826,051

Industrials – 11.4%
Carrier Global Corp.	56,400	2,011,224
Curtiss-Wright	49,500	6,536,970
Moog	36,550	2,901,704
Otis Worldwide	36,900	2,607,723
Pentair	39,100	1,789,607
Sensata Technologies Holding	109,900	4,539,969
Vectrus*	84,600	2,830,716
		23,217,913

Information Technology – 6.3%
FARO Technologies*	78,550	2,421,697
Leidos Holdings	29,200	2,940,732
Littelfuse	26,130	6,638,065
PayPal Holdings*	13,450	939,348
		12,939,842

Insurance Brokers – 4.7%
Arthur J. Gallagher & Co.	27,200	4,434,688
Brown & Brown	87,850	5,125,169
		9,559,857

See Notes to the Financial Statements

PROSPECTOR FUNDS, INC.

Schedule of Investments (Unaudited) – Continued
June 30, 2022

Opportunity Fund

Description	Shares	Value

COMMON STOCKS – 93.2% (Continued)

Life & Health Insurance – 6.2%
Globe Life	59,250	$5,775,097
Primerica	24,450	2,926,421
Voya Financial	67,550	4,021,252
		12,722,770

Materials – 4.6%
Agnico Eagle Mines	43,800	2,004,288
Air Products & Chemicals	4,800	1,154,304
Axalta Coating Systems*	186,000	4,112,460
Newmont Goldcorp	30,550	1,822,919
Victoria Gold*	45,186	350,643
		9,444,614

Property & Casualty Insurance – 4.9%
Fairfax Financial Holdings	6,140	3,248,648
Kemper	47,700	2,284,830
W.R. Berkley	30,625	2,090,462
White Mountains Insurance Group	1,895	2,361,416
		9,985,356

Real Estate – 1.8%
Howard Hughes*	52,750	3,589,638

Reinsurance – 4.1%
Alleghany*	830	691,473
Everest Re Group	12,550	3,517,514
RenaissanceRe Holdings	26,850	4,198,534
		8,407,521
Total Common Stocks
(Cost $162,754,993)		190,442,974

EXCHANGE TRADED FUND – 1.7%
Aberdeen Standard Physical Platinum Shares Fund*
(Cost $3,754,610)	42,150	3,502,665

See Notes to the Financial Statements

PROSPECTOR FUNDS, INC.

Schedule of Investments (Unaudited) – Continued
June 30, 2022

Opportunity Fund

Description	Shares	Value

SHORT-TERM INVESTMENT – 5.5%
First American Treasury Obligations Fund, Class X, 1.324%^
(Cost $11,181,897)	11,181,897	$11,181,897
Total Investments – 100.4%
(Cost $177,691,500)		205,127,536
Other Assets and Liabilities, Net – (0.4)%		(888,372)
Total Net Assets – 100.0%		$204,239,164

*	Non-income producing security
^	The rate shown is the seven-day yield effective June 30, 2022.

The industry classifications included in the Schedule of Investments are in accordance with the Global Industry Classification Standard (GICS®) and were developed by and/or are the exclusive property of MSCI, Inc. (MSCI) and Standard & Poor Financial Services LLC (S&P).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

See Notes to the Financial Statements

PROSPECTOR FUNDS, INC.

Statements of Assets and Liabilities (Unaudited)
June 30, 2022

	Capital Appreciation Fund	Opportunity Fund
ASSETS:
Investments, at market value
(Cost of $21,876,557 and $177,691,500 respectively)	$26,267,874	$205,127,536
Cash	3,380	—
Receivable for dividends and interest	45,004	256,603
Receivable for capital shares sold	—	150,565
Receivable for investments sold	105,474	—
Prepaid expenses	13,636	25,606
Total assets	26,435,368	205,560,310

LIABILITIES:
Payable for investments purchased	132,923	1,019,078
Payable to Investment Adviser, net	11,804	155,514
Payable for administration fees	12,903	50,990
Payable for audit & tax fees	22,993	22,993
Accrued distribution fees	1,291	28,905
Accrued expenses and other liabilities	12,373	43,666
Total liabilities	194,287	1,321,146

NET ASSETS	$26,241,081	$204,239,164

COMPOSITION OF NET ASSETS:
Portfolio capital	$19,750,307	$161,509,278
Total distributable earnings	6,490,774	42,729,886
Total net assets	$26,241,081	$204,239,164

CAPITAL STOCK, $0.001 par value
Authorized	500,000,000	500,000,000
Issued and outstanding	1,355,563	9,035,914

NET ASSET VALUE, REDEMPTION PRICE,
AND OFFERING PRICE PER SHARE	$19.36	$22.60

See Notes to the Financial Statements

PROSPECTOR FUNDS, INC.

Statements of Operations (Unaudited)
For the Six Months Ended June 30, 2022

	Capital Appreciation Fund	Opportunity Fund
INVESTMENT INCOME:
Interest income	$49,108	$18,477
Dividend income	209,427	2,045,838
Less: Foreign taxes withheld	(3,149)	(28,511)
Total investment income	255,386	2,035,804

EXPENSES:
Investment advisory fees	140,538	1,136,458
Audit & tax fees	23,593	23,593
Administration fees	19,192	111,227
Registration fees	13,634	20,005
Transfer agent fees	9,869	21,860
Distribution fees	6,172	65,355
Legal fees	5,647	46,863
Other expenses	4,828	14,317
Custodian fees	3,344	8,416
Directors’ fees	3,163	26,503
Fund accounting fees	1,629	2,353
Compliance expenses	910	910
Postage and printing fees	819	5,172
Total expenses	233,338	1,483,032
Less: Fee waivers	(57,665)	(62,459)
Total net expenses	175,673	1,420,573
NET INVESTMENT INCOME	79,713	615,231

REALIZED AND UNREALIZED GAINS:
Net realized gain on investments	1,568,130	12,291,109
Net change in unrealized
appreciation/depreciation of investments	(4,235,571)	(40,810,935)
Net loss on investments	(2,667,441)	(28,519,826)
NET DECREASE IN NET ASSETS
RESULTING FROM OPERATIONS	$(2,587,728)	$(27,904,595)

See Notes to the Financial Statements

PROSPECTOR FUNDS, INC.

Statements of Changes in Net Assets

	Capital Appreciation Fund
	Six Months Ended
	June 30, 2022	Year Ended
	(Unaudited)	December 31, 2021
OPERATIONS:
Net investment income	$79,713	$100,090
Net realized gain on investments	1,568,130	3,410,914
Net change in unrealized appreciation/
depreciation of investments	(4,235,571)	2,285,188
Net increase (decrease) resulting from operations	(2,587,728)	5,796,192

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	168,233	757,981
Proceeds from reinvestment of distributions	—	3,303,926
Payments for shares redeemed	(1,178,248)	(2,778,187)
Net increase (decrease) from capital share transactions	(1,010,015)	1,283,720

DISTRIBUTIONS PAID TO SHAREHOLDERS	—	(3,404,519)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(3,597,743)	3,675,393

NET ASSETS:
Beginning of period	29,838,824	26,163,431
End of period	$26,241,081	$29,838,824

TRANSACTIONS IN SHARES:
Shares sold	8,125	34,662
Shares issued in reinvestment of distributions	—	163,642
Shares redeemed	(55,938)	(129,669)
Net increase (decrease)	(47,813)	68,635

See Notes to the Financial Statements

PROSPECTOR FUNDS, INC.

Statements of Changes in Net Assets

	Opportunity Fund
	Six Months Ended
	June 30, 2022	Year Ended
	(Unaudited)	December 31, 2021
OPERATIONS:
Net investment income	$615,231	$833,864
Net realized gain on investments	12,291,109	22,865,818
Net change in unrealized appreciation/
depreciation of investments	(40,810,935)	24,234,426
Net increase (decrease) resulting from operations	(27,904,595)	47,934,108

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	14,559,869	65,226,397
Proceeds from reinvestment of distributions	—	13,906,185
Payments for shares redeemed	(23,547,284)	(89,858,554)
Redemption fees	767	4,907
Net decrease from capital share transactions	(8,986,648)	(10,721,065)

DISTRIBUTIONS PAID TO SHAREHOLDERS	—	(20,094,014)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(36,891,243)	17,119,029

NET ASSETS:
Beginning of period	241,130,407	224,011,378
End of period	$204,239,164	$241,130,407

TRANSACTIONS IN SHARES:
Shares sold	589,837	2,506,659
Shares issued in reinvestment of distributions	—	569,459
Shares redeemed	(963,852)	(3,498,948)
Net decrease	(374,015)	(422,830)

See Notes to the Financial Statements

PROSPECTOR FUNDS, INC.

Financial Highlights

	Capital Appreciation Fund
	Six Months
	Ended
	June 30,
	2022	Year Ended December 31,
	(unaudited)	2021	2020	2019	2018	2017
For a Fund share outstanding
throughout the period

NET ASSET VALUE:
Beginning of period	$21.26	$19.60	$18.80	$16.34	$17.63	$16.80

OPERATIONS:
Net investment income	0.06	0.09	0.12	0.14	0.12	0.09
Net realized and unrealized
gain (loss) on investments	(1.96)	4.32	1.07	3.47	(0.67)	1.82
Total from operations	(1.90)	4.41	1.19	3.61	(0.55)	1.91

LESS DISTRIBUTIONS:
From net investment income	—	(0.20)	(0.02)	(0.12)	(0.12)	(0.09)
From net realized gains	—	(2.55)	(0.37)	(1.03)	(0.62)	(0.99)
Total distributions	—	(2.75)	(0.39)	(1.15)	(0.74)	(1.08)

NET ASSET VALUE:
End of period	$19.36	$21.26	$19.60	$18.80	$16.34	$17.63

TOTAL RETURN(1)	(8.94)%	23.25%	6.40%	22.33%	(3.07)%	11.38%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$26,241	$29,839	$26,163	$29,371	$25,179	$26,765
Ratio of expenses to average net assets:
Before expense reimbursement(2)	1.66%	1.78%	2.00%	1.95%	1.97%	2.02%
After expense reimbursement(2)	1.25%	1.25%	1.25%	1.29%	1.30%	1.30%
Ratio of net investment income (loss)
to average net assets:
Before expense reimbursement(2)	0.16%	(0.17)%	(0.09)%	0.08%	(0.00)%	(0.23)%
After expense reimbursement(2)	0.57%	0.36%	0.66%	0.74%	0.67%	0.49%
Portfolio turnover rate(1)	19%	32%	40%	25%	28%	23%

(1)	Not annualized for periods less than one year.
(2)	Annualized for periods less than one year.

See Notes to the Financial Statements

PROSPECTOR FUNDS, INC.

Financial Highlights

	Opportunity Fund
	Six Months
	Ended
	June 30,
	2022	Year Ended December 31,
	(unaudited)	2021	2020	2019	2018	2017
For a Fund share outstanding
throughout the period

NET ASSET VALUE:
Beginning of period	$25.63	$22.78	$22.18	$18.47	$20.85	$20.17

OPERATIONS:
Net investment income	0.07	0.11	0.13	0.23	0.19	0.11
Net realized and unrealized
gain (loss) on investments	(3.10)	4.99	1.06	4.49	(1.11)	1.98
Total from operations	(3.03)	5.10	1.19	4.72	(0.92)	2.09

LESS DISTRIBUTIONS:
From net investment income	—	(0.10)	(0.17)	(0.23)	(0.19)	(0.10)
From net realized gains	—	(2.15)	(0.42)	(0.78)	(1.27)	(1.31)
Total distributions	—	(2.25)	(0.59)	(1.01)	(1.46)	(1.41)

NET ASSET VALUE:
End of period	$22.60	$25.63	$22.78	$22.18	$18.47	$20.85

TOTAL RETURN(1)	(11.82)%	22.88%	5.43%	25.73%	(4.38)%	10.33%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$204,239	$241,130	$224,011	$142,685	$114,251	$116,609
Ratios of expenses to average net assets:
Before expense reimbursement(2)	1.31%	1.34%	1.39%	1.50%	1.53%	1.58%
After expense reimbursement(2)	1.25%	1.25%	1.25%	1.29%	1.30%	1.30%
Ratio of net investment income
to average net assets:
Before expense reimbursement(2)	0.49%	0.28%	0.63%	0.85%	0.66%	0.23%
After expense reimbursement(2)	0.54%	0.37%	0.77%	1.06%	0.89%	0.51%
Portfolio turnover rate	24%	29%	52%	27%	39%	26%

(1)	Not annualized for periods less than one year.
(2)	Annualized for periods less than one year.

See Notes to the Financial Statements

PROSPECTOR FUNDS, INC.

Notes to the Financial Statements (Unaudited)
June 30, 2022

1.  ORGANIZATION

Prospector Funds, Inc. (the “Corporation”) was organized as a Maryland corporation on June 6, 2007 and is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end diversified management investment company.  The Corporation issues its shares in series, each series representing a distinct portfolio with its own investment objectives and policies.  There are two series presently authorized, the Prospector Capital Appreciation Fund and the Prospector Opportunity Fund (individually a “Fund” and collectively the “Funds”).  Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The Funds commenced operations on September 28, 2007.

2.  FAIR VALUE MEASUREMENT

The following is a summary of significant accounting policies consistently followed by each Fund:

Security Valuation – The Fund has adopted fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, discounts and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.  The Fund’s investments are carried at fair value.

Common Stock – Securities that are primarily traded on a national securities exchange are valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the last bid price on the day of valuation.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Convertible and Corporate Bonds – Convertible and corporate bonds, including listed issues, are valued at fair value on the basis of valuations furnished by an independent pricing service which utilizes both dealer-supplied valuations and formula-based techniques.  The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. Convertible and corporate bonds are generally categorized in Level 2 of the fair value hierarchy.

PROSPECTOR FUNDS, INC.

Notes to the Financial Statements (Unaudited) – Continued
June 30, 2022

Investment Companies – Investments in open-end mutual funds, including money market funds, are valued at their net asset value per share. Exchange Traded Funds (“ETFs”) are valued at the closing exchange price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Funds’ board of directors (the “Board”).  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  There can be no assurance that the Fund could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Fund determines their net asset values per share. These types of securities are generally categorized in Level 2 or Level 3 of the fair value hierarchy. As of and for the six months ended June 30, 2022, the Funds did not hold investments in Level 3 securities.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

As of June 30, 2022 each Fund’s investments in securities were classified as follows:

	Level 1	Level 2	Level 3	Total
Capital Appreciation Fund
Common Stocks	$19,347,332	$—	$—	$19,347,332
Convertible Bonds	—	5,328,887	—	5,328,887
Exchange Traded Fund	282,540	—	—	282,540
Short-Term Investment	1,309,115	—	—	1,309,115
Total Investments	$20,938,987	$5,328,887	$—	$26,267,874

	Level 1	Level 2	Level 3	Total
Opportunity Fund
Common Stocks	$190,442,974	$—	$—	$190,442,974
Exchange Traded Fund	3,502,665	—	—	3,502,665
Short-Term Investment	11,181,897	—	—	11,181,897
Total Investments	$205,127,536	$—	$—	$205,127,536

Refer to each Fund’s Schedule of Investments for further sector breakout.

The Funds may invest in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets.  The Funds’ investment objectives allow the Funds to enter into various types of derivative contracts, including, but not limited to, futures contracts, forward foreign exchange contracts, and purchased and written options.  Derivatives may contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and the potential for market movements which may expose the funds to gains or losses in excess of the amounts shown on the Statements of Assets and Liabilities.  As of and for six months ended June 30, 2022, the Funds held no derivative instruments.

3.  SIGNIFICANT ACCOUNTING POLICIES

Distributions to Shareholders – Dividends from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually.  The character of distributions made during the period from net investment income or net realized gains may differ from the characterization for federal income tax purposes

PROSPECTOR FUNDS, INC.

Notes to the Financial Statements (Unaudited) – Continued
June 30, 2022

due to differences in the recognition of income, expense and gain items for financial statement and tax purposes.  All net short-term capital gains are included in ordinary income for tax purposes.

Use of Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Federal Income Taxes – The Funds intend to meet the requirements of subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Funds.  Therefore, no federal income or excise tax provision is required.  As of December 31, 2021, the Funds did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority.  Generally, each of the tax years in the four-year period ended December 31, 2021 remains subject to examination by taxing authorities.

Foreign Currency Translation – The books and records relating to the Funds’ non-U.S. dollar denominated investments are maintained in U.S. dollars on the following bases: (1) market value of investment securities, assets, and liabilities are translated at the current rate of exchange; and (2) purchases and sales of investment securities, income, and expenses are translated at the relevant rates of exchange prevailing on the respective dates of such transactions.  The Funds do not isolate the portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.  The Funds report certain foreign currency-related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Illiquid or Restricted Securities – A security may be considered illiquid if it lacks a readily available market.  Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued by the Fund.  Illiquid securities may be valued under methods approved by the Board as reflecting fair value.  Each Fund intends to invest no more than 15% of its total assets in illiquid securities.  Certain restricted securities may be considered illiquid.  Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and may be valued under methods approved by the Board as reflecting fair value.  Certain restricted securities eligible for resale to qualified institutional investors, including Rule 144A securities, are not subject to the limitation on a Fund’s investment in illiquid securities if they are determined to be liquid in accordance with procedures adopted by the Board. As of June 30, 2022, the Board has deemed all Rule 144A securities held within the Capital Appreciation Fund to be liquid. At June 30, 2022, the Funds had no investments in illiquid securities and no restricted securities other than Rule 144A securities. Refer to the Schedule of Investments for further detail.

Expenses – Expenses directly attributable to a Fund are charged to that Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based on relative net assets or another appropriate basis.

Other – Investment and shareholder transactions are recorded on the trade date.  Each Fund determines the gain or loss realized from the investment transactions on the basis of identified cost.  Dividend income is recognized on the ex-dividend date.  Interest income, including amortization of bond premium and discount, is recognized on an accrual basis. Shareholders may be subject to a redemption fee equal to 2% of the amount redeemed if Funds’ shares are sold within 60 days or less following the date of their purchase.

PROSPECTOR FUNDS, INC.

Notes to the Financial Statements (Unaudited) – Continued
June 30, 2022

New Accounting Pronouncement – In December 2020, the Securities and Exchange Commission (“SEC”) adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”).  Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act.  Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions.  Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security.  In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments.  The Funds will be required to comply with the rules by September 8, 2022.  Management is currently assessing the potential impact of the new rules on the Funds’ financial statements.

Subsequent Events – Management of the Funds has evaluated Fund related events and transactions that occurred subsequent to June 30, 2022, through the date of issuance of the Funds’ financial statements.  There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Funds’ financial statements.

4.  INVESTMENT TRANSACTIONS, DISTRIBUTABLE EARNINGS, AND DISTRIBUTIONS PAID

During the six months ended June 30, 2022, purchases of securities and proceeds from sales of securities, other than temporary investments in short-term securities, were as follows:

	Purchases	Sales

Capital Appreciation Fund	$5,031,473	$5,569,396
Opportunity Fund	52,480,827	60,256,765

There were no purchases or sales of long-term U.S. Government securities.

The aggregate gross unrealized appreciation and depreciation of securities held by the Funds and the total cost of securities for federal income tax purposes at December 31, 2021, the Funds’ most recently completed fiscal year end, were as follows:

	Aggregate	Aggregate	Net	Federal
	Gross	Gross	Appreciation/	Income
	Appreciation	Depreciation	(Depreciation)	Tax Cost

Capital Appreciation Fund	$8,747,585	$(153,750)	$8,593,835	$21,271,649
Opportunity Fund	69,535,234	(1,548,334)	67,986,900	173,349,275

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to wash sales and different book and tax accounting methods for certain securities.

At December 31, 2021, the components of accumulated earnings (deficit) on a tax-basis were as follows:

	Undistributed	Undistributed	Other		Total
	Ordinary	Long-Term	Accumulated	Unrealized	Distributable
	Income	Capital Gains	Losses	Appreciation	Earnings

Capital Appreciation Fund	$—	$485,658	$(991)	$8,593,835	$9,078,502
Opportunity Fund	—	2,648,388	(807)	67,986,900	70,634,481

PROSPECTOR FUNDS, INC.

Notes to the Financial Statements (Unaudited) – Continued
June 30, 2022

As of December 31, 2021, the Funds did not have any capital loss carryovers.  A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year.  Qualified late year losses are certain capital and ordinary losses which occur during the portion of the Fund’s taxable year subsequent to October 31.  The Capital Appreciation Fund and the Opportunity Fund did not defer any late year losses.

The tax character of distributions paid during the fiscal year ended December 31, 2021 were as follows:

	Ordinary		Long Term
	Income	*	Capital Gains	**	Total

Capital Appreciation Fund	$309,712		$3,094,807		$3,404,519
Opportunity Fund	4,263,777		15,830,237		20,094,014

5.  AGREEMENTS

The Funds have entered into an Investment Advisory Agreement with Prospector Partners Asset Management, LLC (the “Investment Adviser”), with whom certain directors and officers of the Corporation are affiliated, to furnish investment advisory services to the Funds.  Pursuant to this Agreement, the Investment Adviser is entitled to receive an investment advisory fee, calculated daily and payable monthly, at the annual rate of 1.00% as applied to each Fund’s daily net assets.

The Investment Adviser has contractually agreed to waive its investment advisory fee and reimburse each Fund’s other expenses to the extent necessary to ensure that each Fund’s operating expenses do not exceed 1.25% of its average daily net assets. Fees waived and expenses reimbursed by the Investment Adviser may be recouped by the Investment Adviser for a period of three fiscal years following the fiscal year during which such waiver or reimbursement was made if such recoupment can be achieved without exceeding the expense limit in effect at the time the waiver or reimbursement occurred.  As of June 30, 2022, the Investment Adviser did not recoup any previously waived fees or reimbursed expenses.  The Fee Waiver and Expense Limitation Agreement will be in effect through at least September 30, 2023.  Waived fees and reimbursed expenses subject to potential recovery by year of expiration are as follows:

Expiration	Capital Appreciation Fund	Opportunity Fund
12/31/22	$185,326	$278,377
12/31/23	181,184	220,158
12/31/24	147,451	202,416
12/31/25	57,665	62,459
Total	$571,626	$763,410

As of June 30, 2022, it was possible, but not probable, those amounts would be recovered by the Investment Adviser.  At the end of each fiscal year in the future, the Funds will continue to assess the potential recovery of waived/reimbursed fees and expenses for financial reporting purposes.

Quasar Distributors, LLC (“Quasar”) serves as distributor of the Funds’ shares pursuant to a Distribution Agreement with the Corporation. Each Fund’s shares are sold on a no-load basis and, therefore, Quasar receives no sales commission or sales load for providing services to the Funds.  The Corporation has adopted a plan pursuant to

PROSPECTOR FUNDS, INC.

Notes to the Financial Statements (Unaudited) – Continued
June 30, 2022

Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), which authorizes the Corporation to reimburse Quasar and certain financial intermediaries who assist in distributing each Fund’s shares or who provide shareholder services to Fund shareholders a distribution and/or shareholder servicing fee of up to 0.25% of each Fund’s average daily net assets (computed on an annual basis). All or a portion of the fee may be used by the Funds or Quasar to pay the Fund’s distribution fees and costs of printing reports and prospectuses for potential investors and the costs of other distribution and shareholder services expenses.  During the six months ended June 30, 2022, the Capital Appreciation Fund and Opportunity Fund incurred expenses of $6,172 and $65,355 respectively, pursuant to the 12b-1 Plan.

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, serves as transfer agent, administrator and fund accountant for the Funds.  U.S. Bank N.A. serves as custodian for the Funds.

6.  INDEMNIFICATIONS

The Funds enter into contracts that contain a variety of indemnifications. The Funds’ maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

PROSPECTOR FUNDS, INC.

Additional Information (Unaudited)
June 30, 2022

AVAILABILITY OF FUND PORTFOLIO INFORMATION

The Funds file complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT, which is available on the SEC’s website at www.sec.gov.  The Funds’ Part F of Form N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  For information on the Public Reference Room call 1-800-SEC-0330.  In addition, the Funds’ Form N-Q or Part F of Form N-PORT is available without charge upon request by calling 1-877-734-7862.

AVAILABILITY OF PROXY VOTING INFORMATION

A description of the Funds’ Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-877-734-7862.  Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, is available (1) without charge, upon request, by calling 1-877-734-7862, or (2) on the SEC’s website at www.sec.gov.

DIRECTORS
John D. Gillespie
Harvey D. Hirsch
Joseph Klein III
Roy L. Nersesian
John T. Rossello, Jr.

INVESTMENT ADVISER
Prospector Partners Asset Management, LLC
370 Church Street
Guilford, CT  06437

DISTRIBUTOR
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, WI  53202

CUSTODIAN
U.S. Bank, N.A.
1555 North River Center Drive
Milwaukee, WI  53212

ADMINISTRATOR AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
Third Floor
615 East Michigan Street
Milwaukee, WI  53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
220 South Sixth Street, Suite 1400
Minneapolis, MN  55402

LEGAL COUNSEL
Seward & Kissel LLP
One Battery Plaza
New York, NY  10004

This report must be accompanied or preceded by a prospectus.

The Funds’ Statement of Additional Information contains additional information about the
Funds’ directors and is available without charge upon request by calling 1-877-734-7862.

(b)	Not applicable.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchases.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the first and second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable for semi-annual reports.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)    Prospector Funds, Inc.

By (Signature and Title)*    /s/John D. Gillespie
John D. Gillespie, President

Date    August 30, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/John D. Gillespie
John D. Gillespie, President

Date    August 30, 2022

By (Signature and Title)*    /s/Peter N. Perugini, Jr.
Peter N. Perugini, Jr., Treasurer

Date    August 30, 2022

* Print the name and title of each signing officer under his or her signature.